As filed with the Securities and Exchange Commission on March 22, 2006

SCHEDULE 14A
RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2006 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2006

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 27, 2006 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal; and

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on February 27, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-543-6217.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of Apex Municipal Fund, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.
Plainsboro, New Jersey Dated: March 22, 2006

COMBINED PROXY STATEMENT

APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

April 27, 2006

TABLE OF CONTENTS (continued)

        The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term Used in this Combined Proxy Statement
Apex Municipal Fund, Inc.	Apex
Corporate High Yield Fund V, Inc.	CHY V
Corporate High Yield Fund VI, Inc.	CHY VI
MuniEnhanced Fund, Inc.	MuniEnhanced
MuniHoldings California Insured Fund, Inc.	MH California Insured
MuniHoldings Insured Fund II, Inc.	MH Insured II
MuniYield Arizona Fund, Inc.	MY Arizona
MuniYield California Fund, Inc.	MY California
MuniYield California Insured Fund, Inc.	MY California Insured
MuniYield Florida Fund	MY Florida
MuniYield Fund, Inc.	MY Fund
MuniYield Insured Fund, Inc.	MY Insured
MuniYield Michigan Insured Fund II, Inc.	MY Michigan Insured II
MuniYield New Jersey Fund, Inc.	MY New Jersey
MuniYield New York Insured Fund, Inc.	MY New York Insured
MuniYield Quality Fund, Inc.	MY Quality
MuniYield Quality Fund II, Inc.	MY Quality II

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors or the Board of Trustees, as applicable, of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2006 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 27, 2006, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 23, 2006.

        Each Fund is organized as a Maryland corporation, except MY Florida, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares” or “Shares of Common Stock,” shares of auction market preferred stock and auction market preferred shares of beneficial interest are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “stockholders,” for the Maryland corporations, the Articles of Incorporation and Articles Supplementary, and for the Massachusetts business trust, the Declaration of Trust and Certificate of Designation, are referred to separately or together as the “Charter,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of the Director nominees of each Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on February 27, 2006 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, if applicable, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Shares and AMPS, if applicable, of each Fund.

        The Board of Directors of each Fund knows of no business other than the election of Directors that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The stockholders solicited and entitled to vote on the election of Directors are outlined in the following chart:

Fund	Item 1. Election of Directors
Apex	Common Stock
CHY V	Common Stock
CHY VI	Common Stock
MuniEnhanced*	Common Stock and AMPS**
MH California Insured*	Common Stock and AMPS**
MH Insured II*	Common Stock and AMPS**
MY Arizona*	Common Stock and AMPS**
MY California*	Common Stock and AMPS**
MY California Insured*	Common Stock and AMPS**
MY Florida*	Common Stock and AMPS**
MY Fund*	Common Stock and AMPS**
MY Insured*	Common Stock and AMPS**
MY Michigan Insured II*	Common Stock and AMPS**
MY New Jersey*	Common Stock and AMPS**
MY New York Insured*	Common Stock and AMPS**
MY Quality*	Common Stock and AMPS**
MY Quality II*	Common Stock and AMPS**

*	The holders of Shares of Common Stock and AMPS are entitled to vote on the election of Directors. See “Additional Information—Quorum and Vote Required.”
**	Only holders of AMPS are entitled to vote on the election of the two AMPS Directors. The holders of Shares of Common Stock and AMPS are entitled to vote on the election of the remaining Directors. See “Item 1. Election of Directors” and “Additional Information—Quorum and Vote Required.”

1

        On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they have reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

        As a result of the above transaction, the combined company is expected to become the investment adviser to each of the Funds contingent upon the approval of the Fund’s Board of Directors and shareholders.

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings of all the Funds (except for Apex, for which information is provided in the following paragraph), the Directors will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. (collectively, the “Director Nominees”).

        Pursuant to the Charter of Apex, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Director elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified or until their earlier retirement, resignation or removal. At the Meeting, two Class I Directors of Apex are to be elected. The Class I Director Nominees are Mr. Grills and Ms. Ramo.

        It is intended that all properly executed proxies will be voted on the election of Directors (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Apex:

        All properly executed proxies will be voted “FOR” the two (2) Class I Director Nominees, Joe Grills and Roberta Cooper Ramo to serve until the 2009 Annual Meeting of Stockholders.

For CHY V and CHY VI:

        All properly executed proxies will be voted “FOR” the seven (7) Director Nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier retirement, resignation or removal.

Nominees to be Elected by Holders of Shares of CHY V and CHY VI
James H. Bodurtha	Herbert I. London
Robert C. Doll, Jr	Roberta Cooper Ramo
Kenneth A. Froot	Robert S. Salomon, Jr.
Joe Grills

For MuniEnhanced, MH California Insured, MH Insured II, MY Arizona, MY California, MY California Insured, MY Florida, MY Fund, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality and MY Quality II:

(1)	All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) Director Nominees listed in the chart below to be elected by the holders of AMPS; and

(2)	All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the five (5) Director Nominees listed in the chart below to be elected by the holders of Shares and AMPS:

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS

MuniEnhanced	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MH California Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS

MH Insured II	James H. Bodurtha and Robert S. Salomon, Jr.	Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo

MY Arizona	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY California	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY California Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY Florida	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY Fund	James H. Bodurtha and Herbert I. London	Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Roberta Cooper Ramo and Robert S. Salomon, Jr

MY Insured	James H. Bodurtha and Robert S. Salomon, Jr.	Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo

MY Michigan Insured II	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY New Jersey	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY New York Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY Quality	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

MY Quality II	James H. Bodurtha and Herbert I. London	Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Roberta Cooper Ramo and Robert S. Salomon, Jr.

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†† (51)	President and Director*	President and Director of each Fund since 2005.

President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				131 registered investment companies consisting of 177 ortfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators, L.P.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	The complex of funds advised by FAM and MLIM.

3

        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) or The NASDAQ National Market (“NASDAQ”), as applicable, with respect to each Fund (“non-interested Directors”) is set forth below. Each non-interested Director Nominee is a member of each Fund’s Audit Committee and Nominating Committee.

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha** (62)	Director	Director of each Fund since the year listed in Exhibit B.

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				39 registered investment companies consisting of 59 portfolios	None
Kenneth A. Froot (48)	Director	Director of each Fund since the year listed in Exhibit B.	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	39 registered investment companies consisting of 59 portfolios	None
Joe Grills** (71)	Director	Director of each Fund since the year listed in Exhibit B.

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004, and Director Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				39 registered investment companies consisting of 59 portfolios	Kimco Realty Corporation
Herbert I. London (67)	Director	Director of each Fund since the year listed in Exhibit B.

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

				39 registered investment companies consisting of 59 portfolios	None

4

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo (63)	Director	Director of each Fund since the year listed in Exhibit B.

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.

				39 registered investment companies consisting of 59 portfolios	None
Robert S. Salomon, Jr. (69)	Director	Director of each Fund since the year listed in Exhibit B.

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				39 registered investment companies consisting of 59 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee of each Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund’s respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Committee and Board Meetings

        The Board of each Fund maintains a standing Audit Committee and a standing Nominating Committee. Currently, all of the non-interested Directors, Ms. Ramo and Messrs. Bodurtha, Froot, Grills, London and Salomon, are members of each Fund’s Audit Committee. The Nominating Committee of each Fund consists of three of the non-interested Directors, Ms. Ramo and Messrs. London and Salomon.

        Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written Charter for the Audit Committee, a copy of which is attached to this Combined Proxy Statement as Exhibit D. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties.

5

        Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for all the Funds, except MH Insured II and MY Insured, which received such written disclosures from their independent registered public accounting firm, Ernst & Young LLP (“E&Y”). Each Audit Committee has discussed with D&T and E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

        Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. Each Fund has adopted a written Charter for the Nominating Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement in connection with the 2005 Annual Meeting of Stockholders of the Funds. The nomination of Mr. Froot was recommended to the Nominating Committee by a non-interested Director.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to the listing standards of the NYSE, AMEX or NASDAQ, as applicable; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Director Attendance at Board and Committee Meetings

        During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

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Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Director or Directors at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the stockholder and identify the Fund, class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2005 Annual Meetings of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year,

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was elected by each Fund’s Board as a Director of each Fund. Effective January 1, 2005, Mr. Doll was also elected as President of each Fund by the Fund’s Board.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each non-interested Director an annual retainer of $150,000 for his or her services to MLIM/FAM-advised funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on the relative net assets of the fund.

        Information relating to the (i) aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director is set forth in Exhibit B to this Combined Proxy Statement.

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Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibit B to the Combined Proxy Statement is the following information for each Director Nominee: (i) the number of Shares of Common Stock and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of equity securities owned in all registered funds overseen by the Director Nominee in the Merrill Lynch family of funds.

        As of the Record Date, no non-interested Director Nominee or his or her immediate family members, owned beneficially or of record any securities of ML &Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, a Director and officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the election of the Director Nominees with respect to each Fund.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” the election of the Director Nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Computershare Fund Services, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $750 for each Fund.

Quorum and Vote Required

        For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings (whether Shares of Common Stock only or Shares of Common Stock and AMPS, as applicable), present in person or by proxy:

Apex (Shares of Common Stock only)
MuniEnhanced (Shares of Common Stock and AMPS)
MY Arizona (Shares of Common Stock and AMPS)
MY California (Shares of Common Stock and AMPS)
MY California Insured (Shares of Common Stock and AMPS)
MY Florida (Shares of Common Stock and AMPS)
MY Fund (Shares of Common Stock and AMPS)
MY Insured (Shares of Common Stock and AMPS)
MY Michigan Insured II (Shares of Common Stock and AMPS)
MY New Jersey (Shares of Common Stock and AMPS)
MY New York Insured (Shares of Common Stock and AMPS)
MY Quality (Shares of Common Stock and AMPS)
MY Quality II (Shares of Common Stock and AMPS)

8

        For the Funds listed below, a quorum consists of holders of one-third of the shares (Shares of Common Stock only or Shares of Common Stock and AMPS, as applicable) entitled to vote at the Meetings, present in person or by proxy:

CHY V (Shares of Common Stock only) CHY VI (Shares of Common Stock only) MH California Insured (Shares of Common Stock and AMPS) MH Insured II (Shares of Common Stock and AMPS)

        For Funds with Shares of Common Stock and AMPS outstanding, the quorum requirements must be met for holders of Shares of Common Stock and AMPS, each considered separately as a class.

        Assuming a quorum is present, approval of Item 1. Election of Directors will require the affirmative vote of stockholders holding at least the percentage of Shares of Common Stock and AMPS indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Item 1
Fund	Election of MPS Directors	Election of Other Directors

Apex	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock

CHY V	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock

CHY VI	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock

MuniEnhanced	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MH California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MH Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Arizona	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY California	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Florida	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares of Common Stock and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

MY Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Michigan Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY New Jersey	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY New York Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Quality	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY Quality II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

9

        If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares of Common Stock and AMPS, if applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

        All Shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares of Common Stock and AMPS will be voted “FOR” the Director Nominees.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to the election of Directors (Item 1) it will do so with respect to Shares of Common Stock and AMPS in the same proportion as the votes received from beneficial owners of those Shares of Common Stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund, except for MY Florida; in the case of MY Florida, abstentions and broker non-votes will have the same effect as a vote against Item 1.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filing or engagements;

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•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

        Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Registered Public Accounting Firm
		Audit Fees ($)		Audit-Related Fees ($)				Tax Fees ($)		All Other Fees ($)
		2005	2004	2005		2004		2005**	2004**	2005	2004
Apex	D&T	$27,500	31,200	$ 0		0		$5,700	5,610	$ 0	$ 0
CHY V	D&T	37,000	35,000	0		7,500	***	7,900	5,200	0	0
CHY VI	D&T	37,000	35,000	0		7,500	***	7,900	5,200	0	0
MuniEnhanced	D&T	28,000	26,000	13,200	*	5,600	*	5,700	5,610	0	0
MH California Insured	D&T	32,000	38,200	3,500	*	3,000	*	5,700	5,610	0	0
MH Insured II	E&Y	33,000	31,500	3,500	*	3,000	*	5,700	5,200	0	0
MY Arizona	D&T	25,000	24,000	19,900	*	3,000	*	5,700	5,610	0	0
MY California	D&T	27,500	26,000	19,900	*	3,000	*	5,700	5,610	0	0
MY California Insured	D&T	30,000	28,000	19,900	*	3,000	*	5,700	5,610	0	0
MY Florida	D&T	27,000	25,000	19,900	*	3,000	*	5,700	5,610	0	0
MY Fund	D&T	32,000	30,000	19,400	*	3,000	*	5,700	5,610	0	0
MY Insured	E&Y	34,000	32,000	3,500	*	3,000	*	5,700	5,200	0	0
MY Michigan Insured II	D&T	26,000	26,000	19,900	*	3,000	*	5,700	5,610	0	0
MY New Jersey	D&T	34,300	26,000	13,700	*	3,000	*	5,700	5,610	0	0
MY New York Insured	D&T	30,000	28,000	19,900	*	3,000	*	5,700	5,610	0	0
MY Quality	D&T	30,000	28,000	19,900	*	3,000	*	5,700	5,610	0	0
MY Quality II	D&T	27,500	26,000	16,400	*	3,000	*	5,700	5,610	0	0

*	Primarily related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS including procedures required for issuance of new series of AMPS in 2005, if applicable.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
***	Primarily related to the performance of agreed upon compliance procedures related to revolving credit and security agreements.

        Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Fund	Independent Registered Public Accounting Firm
		Audit-Related Fees ($)				Tax Fees ($)		All Other Fees ($)
		2005		2004		2005	2004	2005	2004
Apex	D&T	$ 945,000	*	541,640	*	$ 0	$ 0	$ 0	$ 0
CHY V	D&T	1,227,000	*	945,000	*	0	0	0	0
CHY VI	D&T	1,227,000	*	945,000	*	0	0	0	0
MuniEnhanced	D&T	945,000	*	541,640	*	0	0	0	0
MH California Insured	D&T	945,000	*	541,640	*	0	0	0	0
MH Insured II	E&Y	0		0		0	0	0	0
MY Arizona	D&T	1,227,000	*	945,000	*	0	0	0	0
MY California	D&T	1,227,000	*	945,000	*	0	0	0	0
MY California Insured	D&T	1,227,000	*	945,000	*	0	0	0	0
MY Florida	D&T	1,227,000	*	945,000	*	0	0	0	0
MY Fund	D&T	1,227,000	*	945,000	*	0	0	0	0
MY Insured	E&Y	0		0		0	0	0	0
MY Michigan Insured II	D&T	1,227,000	*	945,000	*	0	0	0	0
MY New Jersey	D&T	1,227,000	*	945,000	*	0	0	0	0
MY New York Insured	D&T	1,227,000	*	945,000	*	0	0	0	0
MY Quality	D&T	1,227,000	*	945,000	*	0	0	0	0
MY Quality II	D&T	1,227,000	*	945,000	*	0	0	0	0

*	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.

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        Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
Fund		2005		2004
Apex	D&T	$ 8,187,005	†	16,114,216	†
CHY V	D&T	7,384,927	†	14,913,836	†
CHY VI	D&T	7,384,927	†	14,913,836	†
MuniEnhanced	D&T	11,239,081	†	18,176,900	†
MH California Insured	D&T	8,190,505	†	16,114,216	†
MH Insured II	E&Y	13,448,860	††	7,183,600	††
MY Arizona	D&T	6,303,349	†	13,270,096	†
MY California	D&T	6,303,349	†	13,270,096	†
MY California Insured	D&T	6,303,349	†	13,270,096	†
MY Florida	D&T	6,303,349	†	13,270,096	†
MY Fund	D&T	6,302,849	†	13,270,096	†
MY Insured	E&Y	13,448,860	††	7,183,600	††
MY Michigan Insured II	D&T	6,303,349	†	13,270,096	†
MY New Jersey	D&T	5,757,010	†	12,448,225	†
MY New York Insured	D&T	6,303,349	†	13,270,096	†
MY Quality	D&T	6,303,349	†	13,270,096	†
MY Quality II	D&T	6,299,849	†	13,270,096	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS including procedures required for issuance of new series of AMPS in 2005, if applicable and tax compliance services associated with reviewing the Fund’s tax returns.
††	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

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Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-543-6217.

Stockholder Proposals

        If a stockholder of any Fund (with the exception of CHY V and CHY VI, for which information is provided in the next paragraph) intends to present a proposal at the 2007 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in April 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by November 22, 2006. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Stockholders for each of the Funds (except CHY V and CHY VI) may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 5, 2007. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        CHY V and CHY VI each expects to hold its next Annual Meeting of Stockholders in April 2007. Proposals of stockholders intended to be presented at the meetings must be received by the Funds by November 22, 2006 for inclusion in the applicable Fund’s proxy statement and form of proxy for that meeting. The By-Laws of CHY V and CHY VI generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the Fund’s principal executive office during the period from January 27, 2007 to February 26, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors
ALICE A. PELLEGRINO
Secretary of Apex Municipal Fund, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.
Dated: March 22 , 2006

13

        Defined terms used in these Exhibits and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

			Shares Outstanding as of the Record Date
Fund	Fiscal Year End	Meeting Time	Shares of Common Stock	AMPS
Apex	6/30	9:00 A.M.	19,637,900	N/A
CHY V	8/31	9:20 A.M.	32,944,087	N/A
CHY VI	8/31	9:40 A.M.	35,286,436	N/A
MuniEnhanced	1/31	10:00 A.M.	29,369,874	7,480
MH California Insured	6/30	10:20 A.M.	40,760,400	15,600
MH Insured II	9/30	10:40 A.M.	22,352,426	8,180
MY Arizona	10/31	11:00 A.M.	4,504,095	1,612
MY California	10/31	11:20 A.M.	21,295,255	7,000
MY California Insured	10/31	11:40 A.M.	34,361,200	11,000
MY Florida	10/31	12:00 P.M.	13,558,024	4,400
MY Fund	10/31	12:20 P.M.	44,653,979	13,720
MY Insured	10/31	12:40 P.M.	67,303,125	22,800
MY Michigan Insured II	10/31	1:00 P.M.	12,069,721	3,960
MY New Jersey	11/30	1:20 P.M.	14,203,242	4,760
MY New York Insured	10/31	1:40 P.M.	39,445,962	12,160
MY Quality	10/31	2:00 P.M.	30,425,258	10,000
MY Quality II	10/31	2:20 P.M.	22,366,930	6,400

A-1

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	Number of Meeting Held*	Annual Fee ***†	Per Meetings Fee**	Number of Meetings Held*	Annual Fee ***†	Per Meeting Fee **	Number of Meetings Held*	Aggregate Fee	Aggregate Fees and Expenses
Apex	4	$ 79	$227	4	$ 79	$227	1	$0	$16,268
CHY V	4	$219	$223	4	$219	$223	1	$0	$23,987
CHY VI	4	$233	$223	4	$233	$223	1	$0	$24,442
MuniEnhanced	4	$237	$212	4	$237	$212	1	$0	$25,412
MH California Insured	4	$434	$227	4	$434	$227	1	$0	$35,836
MH Insured II	4	$226	$223	4	$226	$223	1	$0	$24,350
MY Arizona	4	$ 41	$223	4	$ 41	$223	1	$0	$14,216
MY California	4	$196	$223	4	$196	$223	1	$0	$23,237
MY California Insured	4	$321	$223	4	$321	$223	1	$0	$30,346
MY Florida	4	$129	$223	4	$129	$223	1	$0	$19,256
MY Fund	4	$425	$223	4	$425	$223	1	$0	$36,684
MY Insured	4	$695	$223	4	$695	$223	1	$0	$52,565
MY Michigan Insured II	4	$115	$223	4	$115	$223	1	$0	$18,414
MY New Jersey	4	$145	$223	4	$145	$223	1	$0	$20,680
MY New York Insured	4	$359	$223	4	$359	$223	1	$0	$33,028
MY Quality	4	$286	$223	4	$286	$223	1	$0	$28,237
MY Quality II	4	$195	$223	4	$195	$223	1	$0	$23,228

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Co-Chairmen of the Audit Committee.
†	Each Co-Chairman of the Audit Committee receives an additional fee of $50,000 per year.

A-2

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Bodurtha	Doll	Froot	Grills	London	Ramo	Salomon
Apex	2002	2005	2005	1994	2002	2002	1996
CHY V	2002	2005	2005	2001	2002	2002	2001
CHY VI	2003	2005	2005	2003	2003	2003	2003
MuniEnhanced	1995	2005	2005	2002	1989	1999	2002
MH California Insured	1997	2005	2005	2002	1997	1999	2002
MH Insured II	2002	2005	2005	1999	2002	2002	1999
MY Arizona	1995	2005	2005	2002	1992	1999	2002
MY California	1995	2005	2005	2002	1992	1999	2002
MY California Insured	1995	2005	2005	2002	1992	1999	2002
MY Florida	1995	2005	2005	2002	1992	1999	2002
MY Fund	1995	2005	2005	2002	1991	1999	2002
MY Insured	2002	2005	2005	1994	2002	2002	1996
MY Michigan Insured II	1995	2005	2005	2002	1992	1999	2002
MY New Jersey	1995	2005	2005	2002	1992	1999	2002
MY New York Insured	1995	2005	2005	2002	1992	1999	2002
MY Quality	1995	2005	2005	2002	1992	1999	2002
MY Quality II	1995	2005	2005	2002	1992	1999	2002

B-1

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

        Information relating to the share ownership, if any, by the Director Nominees as of the Record Date is set forth in the chart below.

Director Nominee	Fund	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds Overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director Nominee:
Robert C. Doll, Jr	—	—	—	—	Over $100,000
Non-Interested Director Nominees:
James H. Bodurtha	MuniEnhanced	584	—	$1 - $10,000	Over $100,000
	MY Quality	453	—	$1 - $10,000
Kenneth A. Froot	—	—	—	—	None
Joe Grills	—	—	—	—	Over $100,000
Herbert I. London	—	—	—	—	Over $100,000
Roberta Cooper Ramo	—	—	—	—	Over $100,000
Robert S. Salomon, Jr	—	—	—	—	Over $100,000

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

Compensation Paid by Each Fund($)*

	Bodurtha**	Froot***	Grills**	London	Ramo	Salomon	Swensrud****
Apex	2,644	55	2,644	2,453	2,453	2,453	2,453
CHY V	4,151	987	4,151	3,542	3,542	3,542	3,542
CHY VI	4,295	1,023	4,295	3,649	3,649	3,649	3,649
MuniEnhanced	4,370	2,451	4,370	3,656	3,656	3,656	3,122
MH California Insured	6,324	291	6,324	5,288	5,288	5,288	5,288
MH Insured II	4,230	1,029	4,230	3,599	3,599	3,599	3,599
MY Arizona	2,261	619	2,261	2,119	2,119	2,119	2,119
MY California	4,025	1,350	4,025	3,363	3,363	3,363	3,363
MY California Insured	5,420	1,938	5,420	4,356	4,356	4,356	4,356
MY Florida	3,243	1,031	3,243	2,818	2,818	2,818	2,818
MY Fund	6,531	2,434	6,531	5,186	5,186	5,186	5,186
MY Insured	9,529	3,708	9,529	7,345	7,345	7,345	7,345
MY Michigan Insured II	3,073	966	3,073	2,710	2,710	2,710	2,710
MY New Jersey	3,384	1,537	3,384	2,924	2,924	2,924	2,924
MY New York Insured	5,843	2,114	5,843	4,661	4,661	4,661	4,661
MY Quality	5,031	1,769	5,031	4,072	4,072	4,072	4,072
MY Quality II	3,971	1,341	3,971	3,345	3,345	3,345	3,345

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee.
***	Mr. Froot became a Director effective June 1, 2005.
****	Mr. Swensrud retired effective January 1, 2006.

        Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM-advised funds to the non-interested Directors for the year ended December 31, 2005.

Non-Interested Director	Aggregate Compensation Paid to Non-Interested Directors by MLIM/FAM-Advised Funds
James H. Bodurtha*	$275,000
Kenneth A. Froot**	$122,917
Joe Grills*	$275,000
Herbert I. London	$225,000
Roberta Cooper Ramo	$225,000
Robert S. Salomon, Jr	$225,000
Stephen B. Swensrud***	$231,000

*	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee.
**	Mr. Froot became a Director effective June 1, 2005.
***	Mr. Swensrud retired effective January 1, 2006.

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (51)	President and Director of all Funds listed in this Combined Proxy Statement since 2005.

President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

			131 registered investment companies consisting of 177 portfolios	None
William R. Bock (69)	Vice President of MY Insured since 2001.	Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios	None
Timothy T. Browse (50)	Vice President of MY New York Insured since 2004

Vice President (Tax-Exempt Fixed Income) and portfolio manager with the Tax-Exempt Fixed Income Group of MLIM; Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbett & Co. from 2000 to 2003.

			4 registered investment companies consisting of 5 portfolios	None
Donald C. Burke (45)

Vice President
and Treasurer
of:
Apex
CHY V
CHY VI
MuniEnhanced
MH California
Insured
MH Insured II
MY Arizona
MY California
MY California
Insured
MY Florida
MY Fund
MY Insured
MY Michigan
Insured II
MY New Jersey
MY New York
Insured
MY Quality
MY Quality II

Vice
President/
Treasurer
since:
1993/1999 2001/2001 2003/2003 1993/1999
1997/1999 1999/1999 1993/1999 1993/1999

1993/1999 1993/1999 1993/1999 1993/1999

1993/1999 1993/1999

1993/1999 1993/1999 1993/1999

First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999 and Director since 2004; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.

			139 registered investment companies consisting of 185 portfolios	None
Robert D. DiMella (39)	Vice President of MH Insured II since 1999.	Managing Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	6 registered investment companies consisting of 6 portfolios	None

C-1

Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Kenneth A. Jacob (54)

Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II. Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.

		Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997.	37 registered investment companies consisting of 49 portfolios	None
Theodore R. Jaeckel, Jr. (46)	Vice President of Apex since 1997.	Managing Director (Municipal Tax-Exempt Fund Management) of FAM since 2005; Director of FAM from 1997 to 2005.	6 registered investment companies consisting of 6 portfolios	None
Michael Kalinoski (35)	Vice President of MY Arizona and MY Quality since 1999; Vice President of MY Quality II since 2000 and Vice President of MuniEnhanced since 2002.	Director of MLIM since 2006; Vice President and Portfolio Manager of MLIM from 1999 to 2005.	4 registered investment companies consisting of 4 portfolios	None
John M. Loffredo (41)

Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II; Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.

		Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37 registered investment companies consisting of 49 portfolios	None
Walter O’Connor (44)	Vice President of MY California since 1995; Vice President of MH California Insured since 1997; Vice President of MY New York Insured since 2002; Vice President of MY California Insured since 2002.	Managing Director (Municipal Tax-Exempt) of MLIM since 2004; Director (Municipal Tax-Exempt) of MLIM from 1997 to 2004; Vice President of MLIM from 1993 to 1997.	5 registered investment companies consisting of 5 portfolios	None
Elizabeth M. Phillips (55)	Vice President of CHY V since 2001 and Vice President of CHY VI since 2003.	Managing Director since 2006; Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	4 registered investment companies consisting of 4 portfolios	None
Robert D. Sneeden (52)	Vice President of MY Florida and MY New York Insured since 2003.	Director since 2006; Vice President of MLIM from 1998 to 2006; Assistant Vice President of MLIM from 1994 to 1998.	3 registered investment companies consisting of 3 portfolios	None
Fred K. Steube (55)	Vice President of MY Michigan Insured II since 2003.	Director of MLIM since 2006; Vice President of MLIM from 1989 to 2005.	4 registered investment companies consisting of 4 portfolios	None

C-2

Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Alice A. Pellegrino (46)	Secretary of all Funds listed in this Combined Proxy Statement since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	132 registered investment companies consisting of 178 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-3

Exhibit D

AUDIT COMMITTEE CHARTER

        This document serves as the Charter for the Audit Committee of each fund (the “Fund”) advised by Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P., or any affiliated investment adviser (the “investment adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The Board of Directors/Trustees of each Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

        The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	[for Listed Funds] preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

D-1

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

D-2

(n)	[for Listed Funds] to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	[for Listed Funds] to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r)	[for Listed Funds] to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

D-3

IV. Meetings

        The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

        The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

        This Charter may be amended or modified from time to time by vote of the Board.

Dated: February 22, 2006

D-4

APPENDIX A

Apex Municipal Fund, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

D-5

COMMON STOCK

APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Class I Nominees to serve until the 2009 Annual Meeting of Stockholders:
Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

COMMON STOCK

CORPORATE HIGH YIELD FUND V, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund V, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

CORPORATE HIGH YIELD FUND VI, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund VI, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD CALIFORNIA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of shareholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1, as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of shareholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2006, at the annual meeting of stockholders of the Fund to be held on April 27, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2006

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope